UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2026

COREWEAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ	07039
(Address of registrant’s principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (973) 270-9737

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Senior Notes Offering

On April 9, 2026, CoreWeave, Inc. (the “Company”) announced that it intends to offer, subject to market and other customary conditions, $1,250 million in aggregate principal amount of senior notes due 2031 (the “Senior Notes”) in a private offering (the “Senior Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons pursuant to Regulation S under the Securities Act. The Senior Notes will be general senior unsecured obligations of the Company and will be guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of the Company. The Company intends to use the proceeds from the Senior Notes Offering for general corporate purposes, including, without limitation, repayment of outstanding indebtedness, and to pay fees, costs and expenses in connection with the Senior Notes Offering.

On April 9, 2026, the Company issued a press release announcing the commencement of the Senior Notes Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Convertible Notes Offering

On April 9, 2026, the Company announced that it intends to offer, subject to market and other customary conditions, $3,000 million in aggregate principal amount of its convertible senior notes due 2032 (the “Convertible Notes”) in a private offering (the “Convertible Notes Offering” and, together with the Senior Notes Offering, the “Notes Offerings”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also intends to grant the initial purchasers of the Convertible Notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the Convertible Notes are first issued, up to an additional $450 million aggregate principal amount of Convertible Notes. The Convertible Notes will be general senior unsecured obligations of the Company and will be guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of the Company. In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes or their affiliates and/or one or more other financial institutions (the “option counterparties”). The capped call transactions will initially cover, subject to certain customary adjustments, the number of shares of the Company’s class A common stock that will initially underlie the Convertible Notes. If the initial purchasers exercise their option to purchase additional Convertible Notes, then the Company expects to enter into additional capped call transactions with the option counterparties. The Company intends to use a portion of the net proceeds from the Convertible Notes Offering to fund the cost of entering into the capped call transactions described above and the remainder of the net proceeds from the Convertible Notes Offering for general corporate purposes. If the initial purchasers exercise their option to purchase additional Convertible Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described above, and the remainder of any such additional net proceeds for general corporate purposes.

On April 9, 2026, the Company issued a press release announcing the commencement of the Convertible Notes Offering. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Item 8.01	Other Information

The Company is herein furnishing certain supplemental information included in Exhibit 99.3 hereto and incorporated herein by reference that is being provided to potential investors in connection with the Senior Notes Offering.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the Notes Offerings and the expected use of proceeds therefrom, which statements are based on current expectations, forecasts and assumptions and involve risks and uncertainties that could cause actual results to differ materially from expectations discussed in such statements. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including, but not limited to, the Company’s ability to complete the Notes Offerings on favorable terms, if at all, and general market, political, economic and business conditions which might affect the Notes Offerings. These factors, as well as others, are discussed in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. All forward-looking statements contained herein are based on information available as of the date hereof and the Company does not assume any obligation to update these statements as a result of new information or future events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company Relating to the Senior Notes Offering dated April 9, 2026.

99.2	Press Release of the Company Relating to the Convertible Notes Offering dated April 9, 2026.

99.3	Supplemental Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
	Name:	Michael Intrator
	Title:	Chief Executive Officer